                                                                  Exhibit 10.8.3


                         AMENDMENT TO CREDIT AGREEMENT


          This AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of February 15, 1996, by and among MDT CORPORATION, a Delaware corporation ("MDT"), MDT BIOLOGIC COMPANY, a Delaware corporation ("Biologic"), MDT DIAGNOSTIC COMPANY, a Delaware corporation ("Diagnostic"), MDT CANADA LIMITED, an Ontario Canada corporation ("Canada"), MDT TECHNIONIC COMPANY, a Delaware corporation ("Technionic") (each individually, a "Company" and collectively, the "Companies"), the financial institutions listed on the signature pages of the below-referenced Credit Agreement under the heading "BANKS" (each a "Bank" and, collectively, the "Banks") and WELLS FARGO BANK, NATIONAL ASSOCIATION as agent for the Banks thereunder (in such capacity, the "Agent"), with reference to the following facts:

     A. The Companies (other than Technionic), the Banks, and the Agent heretofore have entered into that certain Credit Agreement, dated as of August 20, 1993 (the "Original Credit Agreement");

     B. The Companies, the Banks, and the Agent heretofore have entered into that certain Amendment to Credit Agreement, dated as of August 1, 1995 (the "August 1, 1995 Amendment"), to amend the Original Credit Agreement to, among other things, add Technionic as a co-borrower (the Original Credit Agreement, as amended by the August 1, 1995 Amendment and as otherwise amended, restated, modified, or supplemented from time to time, is referred to herein as the "Credit Agreement");

     C. The Companies have requested the Banks and the Agent to waive the non-compliance by the Companies of certain financial covenants and, in connection therewith, amend further the Credit Agreement to, among other things, modify certain financial covenants and certain provisions regarding the Revolving Credit, and the requisite Banks and the Agent are willing to waive such non-compliance and to so amend the Credit Agreement, in each case, in accordance with the terms hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Companies, the Banks, and the Agent hereby agree as follows:

          1.  Amendments to Credit Agreement.
              ------------------------------

              a.     The following defined terms hereby are added to Section 1.1
                                                                     -----------
of the Credit Agreement in alphabetical order:


               "Account Debtor" means any Person who is or who may become
                --------------
     obligated under, with respect to, or on account of, an Account.

               "Accounts" means all currently existing and hereafter arising
                --------
     accounts, contract rights, and all other forms of obligations owing to the Companies, or any of them, arising out of the sale or lease of goods or the rendition of services by the Companies, or any of them, irrespective of whether earned by performance, and any and all credit insurance, guaranties, or security therefor.

               "Blocked Account" means a depositary account established or
                ---------------
     maintained pursuant to one of the Blocked Account Agreements.

               "Blocked Account Agreements" means one or more blocked account
                --------------------------
     agreements and/or lockbox agreements, in form and substance satisfactory to the Agent, each of which is among the Companies, the Agent, and one of the Blocked Account Banks.

               "Blocked Account Banks" means Bank of America, National Trust and
                ---------------------
     Savings Association, any Bank, and/or such other commercial banks (if any) as the Companies and the Agent may agree upon from time to time.

               "Borrowing Base" has the meaning set forth in Section 2.1(a)(ii).
                --------------                              ------------------
     For purposes of this definition, any amount that is denominated in a currency other than Dollars shall be valued in Dollars based on the applicable Exchange Rate for such currency as of the date one Business Day prior to the date of determination.

               "Code" means the California Uniform Commercial Code.
                ----

               "Collateral" means all property (and interests therein), whether
                ----------
     personal or real or mixed, tangible or intangible, or now existing or hereafter arising or acquired, that now or hereafter secure the payment of the Indebtedness and performance of any of the obligations of one or more of the Companies pursuant to the Loan Documents.

               "Collateral Access Agreement" means a landlord waiver, mortgagee
                ---------------------------
     waiver, bailee letter, or a similar acknowledgement agreement of any warehouseman, processor, or other Person in possession of Inventory, in each case, in form and substance satisfactory to the Agent.

               "Collections" means all cash, checks, notes, instruments, and
                -----------
     other items of payment (including, insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

               "Consolidated Loss Condition" means that either (a) as of the
                ---------------------------
     fiscal quarter ending June 30, 1996, the Companies shall have a profit before taxes of at least a negative One Hundred Thousand Dollars (<$100,000>), or (b) (i) as of the fiscal quarter ending June 30, 1996, the Companies shall have a profit before taxes of at least a negative Two Hundred Thousand Dollars (<$200,000>), and (ii) on or before August 1, 1996, the Companies shall have sold their Wilson product line and their McKesson product line and applied the net cash proceeds thereof as a prepayment of the Term Loans in accordance with Section 4.3(b) hereof.
                                                     --------------

               "Eligible Accounts" means those Accounts consisting solely of
                -----------------
     trade Accounts that have been created by a Company in the ordinary course of its business, upon which the applicable Company's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, that comply with each and all of the representations and warranties respecting Accounts made by the Companies to the Agent, and in which the Agent has a perfected Lien of first priority. Eligible Accounts shall not include:

          (a)   any Account which is more than ninety (90) days past due;

          (b) that portion of any Account for which there exists any right of setoff, defense or discount (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted or any other Account in dispute that has not been resolved;

          (c) Accounts that represent obligations of an Account Debtor that is a state or municipal government or the United States government or any political subdivision thereof to the extent that the aggregate amount at any one time owing by such Account Debtor exceeds One Hundred Thousand Dollars ($100,000) (except for Accounts that represent obligations of the United States government and for which an Assignment of Claims Act form satisfactory to the Agent has been duly executed and acknowledged);

          (d)   any Account that is not payable in Dollars or Canadian dollars;

          (e) any Account with respect to which the Account Debtor: (i) does not maintain its chief executive office in the United States, or the Eligible Canadian Provinces; or (ii) is not organized under the laws of the United States or any state thereof or Canada or any Eligible Canadian Province; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation, or other instrumentality thereof; unless and except to the extent any such Account is supported by an irrevocable letter of credit, or is insured under a policy of foreign credit insurance, in each case, in form, substance, and amount, and issued by a party acceptable to the Agent;


          (f) any Account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate, partner, member, parent or subsidiary of any Company;

          (g) that portion of any Account which represents interim or progress billings or retention rights on the part of the Account Debtor;

          (h) any Account which represents an obligation of any Account Debtor when twenty percent (20%) or more of the Companies' Accounts from such Account Debtor are not eligible pursuant to (a) above;

          (i) that portion of any Account from an Account Debtor which represents the amount by which a Company's total Accounts from said Account Debtor exceeds twenty-five percent (25%) of the Companies' total Accounts;

          (j) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the Account Debtor may be conditional;

          (k) Accounts with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor, the services giving rise to such

                Account have not been performed and accepted by the Account Debtor, or the Account otherwise does not represent a final sale;

          (l) Accounts with respect to which the Account Debtor is located in the states of New Jersey, Minnesota, Indiana, or West Virginia (or any other state or province that requires a creditor to file a Business Activity Report or similar document in order to bring suit or otherwise enforce its remedies against such Account Debtor in the courts or through any judicial process of such state or province), unless the applicable Company has qualified to do business in New Jersey, Minnesota, Indiana, West Virginia, or such other states or provinces, or has filed a Notice of Business Activities Report with the applicable division of taxation, the department of revenue, or with such other state or provincial offices, as appropriate, for then-current year, or is exempt from such filing requirement;

          (m) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, becomes insolvent, or goes out of business.

          (n) any Account deemed ineligible by the Agent when the Agent, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor, or the industry in which the Account Debtor is engaged, to be unsatisfactory.


                "Eligible Canadian Province" means any of the Canadian provinces
                 --------------------------
     of Alberta, British Columbia, Manitoba, Ontario, and Saskatchewan, and the Yukon Territory, so long as, in the Agent's determination, such Canadian jurisdiction recognizes the Agent's first priority Lien on, and right to collect, such Account as a consequence of any security agreement and UCC filings (or the Canadian equivalent thereof) in favor of the Agent.

                "Eligible Inventory" means Inventory consisting of finished
                 ------------------
     goods held for sale in the ordinary course of the Companies' business and raw materials for such finished goods, that are located at the Companies' premises identified on Schedule E-1, that comply with each and all of the
                            ------------
     representations and warranties respecting Inventory made by the Companies to the Agent, and that are and at all times continue to be acceptable to the Agent in all respects; provided, however, that standards of eligibility may be fixed and revised from time to time by the Agent in the Agent's reasonable credit judgment. In determining the amount to be so included, Inventory shall be valued at the lower of cost or market on a basis consistent with the Companies' current and historical accounting practices. An item of Inventory shall not be included in Eligible Inventory if:

          (a) it is not owned solely by the Companies, or any of them, or the Companies, or any of them, do not have good, valid, and marketable title thereto;

          (b) it is not located at one of the locations set forth on Schedule E-1 attached hereto;

          (c) it is not located on property owned or leased by the Companies, or any of them, or in a contract warehouse, in each case, subject to a Collateral Access Agreement executed by the mortgagee, lessor, or the warehouseman, as the case may be, and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;

          (d) it is not subject to a valid and perfected first priority Lien in favor of the Agent;

          (e) it consists of goods returned or rejected by the Companies' customers or goods in transit; and

          (f) it is obsolete or slow moving, a restrictive or custom item, work-in-process, a component that is not part of finished goods, or constitutes packaging and shipping materials, supplies used or consumed in the Companies' business, Inventory subject to a Lien in favor of any third Person, bill and hold goods, defective goods, "seconds," or Inventory acquired on consignment.

               "Exchange Rate" means and refers to the nominal rate of exchange
                -------------
     available to the Agent in a chosen foreign exchange market for the purchase of non-Dollar currency by the Agent at 12:00 noon, local time, one Business Day prior to any date of determination, expressed as the number of units of such currency per one (1) Dollar.

               "February 15, 1996 Amendment" means that certain Amendment to
                ---------------------------
     Credit Agreement, dated as of February 15, 1996, by and among the Companies, the Banks, and the Agent.

               "First Amendment Date" means the date on which the August 1, 1995
                --------------------
     Amendment first became effective in accordance with its terms.

               "Insolvency Proceeding" means any proceeding commenced by or
                ---------------------
     against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

               "Inventory" means all present and future inventory in which the
                ---------
     Companies, or any of them, have any interest, including goods held for sale or lease or to be furnished under a contract of service and all of the Companies' present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

               "Mortgages" means one or more mortgages, deeds of trust, or deeds
                ---------
     to secure debt, executed by one or more of the Companies in favor of the Agent, the form and substance of which shall be satisfactory to the Agent, that encumber the Mortgaged Real Property and the related improvements thereto.

               "Mortgaged Real Property" means the parcel or parcels of real
                -----------------------
     property and the related improvements thereto identified on Schedule R-1.
                                                                 ------------

               "Negotiable Collateral" means all of the Companies' present and
                ---------------------
     future letters of credit, notes, drafts, instruments, certificated securities (including the shares of stock of the Companies other than MDT), documents, personal property leases (wherein one or more of the Companies is the lessor), chattel paper, and books and records relating to the foregoing.

               "Patent Security Agreement" means the Patent Security Agreement
                -------------------------
     between the Companies and the Agent, in the form of Exhibit P-1 attached
                                                         -----------
     hereto, pursuant to which each Company pledges its patents and related collateral described therein to the Agent.

               "Pledge Agreement" means the Stock Pledge Agreement between MDT
                ----------------
     and the Agent, in the form of Exhibit P-2 attached hereto, pursuant to
                                   -----------
     which MDT pledges the Pledged Stock and related collateral described therein to the Agent.

               "Pledged Stock" has the meaning ascribed thereto in the Pledge
                -------------
     Agreement.

               "Second Amendment Date" means the date on which the February 15,
                ---------------------
     1996 Amendment first becomes effective in accordance with its terms.

               "Second Amendment Fee" means a fee in the amount of Fifty
                --------------------
     Thousand Dollars, which fee shall be fully earned, non-refundable, and due and payable upon the execution and delivery of the February 15, 1995 Amendment.

               "Solvent" means, with respect to any Person on a particular date,
                -------
     that on such date (a) at fair valuations, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair salable value of the properties and assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person's ability to pay as such debts mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that reasonably can be expected to become an actual or matured liability.

               "Subordination Agreements" means, collectively, the Subordination
                ------------------------
     Agreements of each of the Companies and CESCO in favor of the Agent, each substantially in the form of Exhibit S-2 attached hereto.
                                  -----------

               "Trademark Security Agreement" means the Trademark Security
                ----------------------------
     Agreement between the Companies and the Agent, in the form of Exhibit T-2
                                                                   -----------
     attached hereto, pursuant to which each Company pledges its trademarks and related collateral described therein to the Agent.

               b.      The definition of "Cash Flow Coverage Ratio" contained in
Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the
- - -----------
following hereby is substituted in lieu thereof:

               "Cash Flow Coverage Ratio" means, as of the date any
                ------------------------
     determination thereof is to be made, the ratio of (a) EBITDA, divided by
                                                                   ----------
     (b) Interest Expense plus CPLTD, in each case for the immediately preceding four (4) fiscal quarters.

               c.      The definition of "Loan Documents" contained in Section
                                                                       -------
1.1 of the Credit Agreement hereby is deleted in its entirety and the following
- - ---
hereby is substituted in lieu thereof:

               "Loan Documents" means this Agreement, the Notes, the Security
                --------------
     Agreements, the Guaranties, the Letter of Credit Agreement, the Pledge Agreement, the Trademark Security Agreement, the Patent Security Agreement, the Subordination Agreements, the Mortgages, the Blocked Account Agreements, the Collateral Access Agreements, and each other contract, instrument, or document executed and delivered, or to be executed and delivered, by a Company in connection herewith or therewith to the Agent or the Banks.

               d. The definition of "Revolving Credit Commitment" contained in Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the
   -----------
following hereby is substituted in lieu thereof:

               "Revolving Credit Commitment" means, at the time any
                ---------------------------
     determination thereof is to be made, the total amount of the Banks' commitments under the Revolving Credit to extend credit to the Companies by means of Revolving Loans, the total amount of which, subject to Section
                                                                     -------
     4.1, shall be the aggregate of the amounts set forth under the name of each
     ---
     of the Banks as follows and, with respect to each Bank, shall be the amount set forth under its name as follows:


================================================================================
REVOLVING CREDIT             Bank: Wells Fargo Bank,     Bank:  Chemical Bank
COMMITMENT OF:                     National Association
================================================================================

During the period            Sixteen Million Seven       Nine Million Thirty
commencing on February       Hundred Seventy Thousand    Thousand Dollars
15, 1996 and ending on       Dollars ($16,770,000)       ($9,030,000)
the Revolving Credit
Maturity Date:
================================================================================

               e. The definition of "Revolving Credit Maturity Date" contained in Section 1.1 of the Credit Agreement hereby is deleted in its
             -----------
entirety and the following hereby is substituted in lieu thereof:

          "Revolving Credit Maturity Date" means August 1, 1996; provided,
           ------------------------------                        --------
     however, that (a) if the Consolidated Loss Condition is satisfied, and (b)
     -------
     so long as no Default or Event of Default has occurred and is continuing, the Revolving Credit Maturity Date shall be extended to October 1, 1996.

               f.      The definition of "Revolving Note" contained in Section
                                                                       -------
     1.1 of the Credit Agreement hereby is deleted in its entirety and the
     ---
     following hereby is substituted in lieu thereof:

          "Revolving Note" means one of the promissory notes of the
           --------------
     Companies, jointly and severally, each payable to the order of a Bank, substantially in the form of that attached to the February 15, 1996 Amendment as Exhibit R-1A and Exhibit R-1B, as the case may be.
                  ------------     ------------

               g.      The definition of "Term Loan" contained in Section 1.1 of
                                                                  -------
the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

          "Term Loan" means each of the term loans in the maximum aggregate
           ---------
     amount of Twelve Million Dollars ($12,000,000), as more fully described in
     Section 2.2.
     -----------


               h. Anything in the Credit Agreement to the contrary notwithstanding, from and after the execution and delivery of this Amendment:
(i) all Borrowings shall consist of Base Rate Portions; (ii) the Companies no longer shall have the option to (x) designate new Borrowings as consisting of LIBOR Rate Portions, (y) convert outstanding Base Rate Portions of existing Loans to LIBOR Rate Portions, or (z) continue existing LIBOR Rate Portions of Loans as such; (iii) the Banks no longer shall have the obligation to make Loans bearing interest at a rate determined by reference to the LIBOR

Rate; and (iv) except for Section 5 of the Credit Agreement, all references in
                          ---------
the Credit Agreement to, and all provisions in the Credit Agreement regarding, the LIBOR Rate or the LIBOR Rate Portions of Loans hereby are overridden to the extent necessary to effect the foregoing clauses (i), (ii), and (iii). The LIBOR Rate Portions of Loans outstanding as of the date hereof shall convert automatically into Base Rate Portions upon the expiration of the respective Interest Periods thereof and Section 5.2 of the Credit Agreement shall apply in
                             -----------
respect of each such automatic conversion.

               i.      Section 2.1(a) of the Credit Agreement hereby is deleted
                       --------------
in its entirety and the following hereby is substituted in lieu thereof:

               (a)     Revolving Loans.  (i)  Each Bank severally agrees, on the
                       ---------------
     terms and conditions hereinafter set forth, to make revolving loans (each a "Revolving Loan" and, collectively, the "Revolving Loans") to the Companies jointly and severally, from time to time on any Business Day during the period from the date hereof until the Revolving Credit Maturity Date, in an aggregate principal amount up to but not exceeding at any time such Bank's Revolving Credit Commitment. The aggregate amount of the Revolving Credit Commitment is $25,800,000 as of the Second Amendment Date. Within the limits of each Bank's Revolving Credit Commitment, during the period up to the Revolving Credit Maturity Date, the Companies jointly and severally, may borrow, repay the Loans in whole or in part, and, subject to Section
                                                                      -------
     7.2, reborrow hereunder, all in accordance with the conditions hereof.
     ---

               (ii)    Aggregate outstanding borrowings under
     Section 2.1(a)(i), up to the maximum principal amount equal to the
     -----------------
     Revolving Loan Commitment, shall not at any time exceed the Borrowing Base. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the sum of:

                         (x)   eighty percent (80%) of Eligible Accounts; plus
                                                                          ----

                         (y) the lesser of: (1) thirty-five percent (35%) of Eligible Inventory; and (2) Ten Million Dollars ($10,000,000); minus
                                                                    -----

                         (z) the aggregate amount of reserves, if any, established by the Agent under Section 2.1(a)(iii).
                                    -------------------


               (iii) The individual components of the Borrowing Base and the advance rates in respect thereof shall be determined by the Agent upon receipt and review of the collateral reports required hereunder and such other documents and collateral information as the Agent may from time to time require. The Companies acknowledge that the Borrowing Base was established by the Agent with the understanding that, among other things, the aggregate of all returns, rebates, discounts, credits, and allowances for the immediately preceding three (3) months at all times shall be less than five percent (5%) of the Companies' gross sales for said period. If such dilution of the Accounts for the immediately preceding three (3) months at any time exceeds 5% of the Companies' gross sales for said period, or if there at any time exists any other matters, events, conditions, or contingencies that the Agent reasonably believes may affect the payment of any portion of the Accounts, the Agent, in its sole discretion, may reduce the advance rate in respect of Eligible Accounts to a percentage appropriate to reflect such additional dilution and/or establish additional reserves against the Eligible Accounts. Anything to the contrary herein notwithstanding, the Agent may create reserves against and/or reduce its advance rates based upon Eligible Accounts or Eligible Inventory without declaring an Event of Default if it determines, in its reasonable discretion, that there is a material impairment of the prospect of repayment of all or any portion of the Indebtedness or other obligations of the Companies owing to the Banks or a material impairment of the value or priority of the Agent's Liens on the Collateral.

               j. The second sentence of Section 2.1(b) hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

     Each commercial Letter of Credit shall be issued for a term not to exceed one hundred eighty (180) days and each standby Letter of Credit shall be issued for a term not to exceed three hundred sixty (360) days, as designated by the Company requesting such Letter of Credit; provided,
                                                                 --------
     however, that no Letter of Credit shall have an expiration date over three
     -------
     hundred sixty (360) days subsequent to the Revolving Credit Maturity Date;

     provided, further, that, in respect of any Letter of Credit
     --------  -------
     outstanding that has a stated expiration date later than the Revolving Credit Maturity Date then in effect, the Companies shall provide to the Agent, on or before the Revolving Credit Maturity Date, for any such Letter of Credit either cash collateral or a letter of credit payment guarantee in form and substance and issued by a Person acceptable to the Agent, in each case in an amount acceptable to the Agent.

               k.      A new subsection (c) hereby is added to Section 2.1 of
                                                               -----------
the Credit Agreement as follows:

               (c) Overadvances. If, at any time or for any reason, the amount of Indebtedness owed by the Companies to the Banks pursuant to Section
                                                                      -------
     2.1(a) and Section 2.1(b) is greater than either the dollar or
     ------     --------------
     percentage limitations set forth in Section 2.1(a) or Section 2.1(b), the
                                         --------------    -------------
     Companies immediately shall pay to the Agent, in cash, the amount of such excess to be used by the Agent, first, to repay advances under
     Section 2.1(a) and, thereafter, to be held by the Agent as cash collateral
     --------------
     to secure the Companies' obligation to repay to the Agent all amounts paid pursuant to the Letters of Credit.

               l.      Section 2.6(a) of the Credit Agreement hereby is deleted
                        --------------
in its entirety and the following hereby is substituted in lieu thereof:

               (a)     Notes. (i) As evidence of the Indebtedness of the
                        -----
     Companies to each Bank resulting from the Revolving Loans made by such
     Bank under Section 2.1(a), the Companies, jointly and severally, on or
                --------------
     before February 15, 1996 and concurrently with the cancellation by each Bank and return to the Companies of the applicable then existing Revolving Note, shall execute and deliver for the account of each Bank a replacement Revolving Note (in the form of Exhibit R-1A or Exhibit R-1B, as the case
                                    ------------    ------------
     may be), dated as of February 15, 1996, setting forth such Bank's Revolving Credit Commitment as the maximum principal amount thereof; provided,
                                                                --------
     however, that the Companies shall pay to the Agent, for the ratable benefit
     -------
     of the Banks, the amount, if any, by which (y) the aggregate amount of Revolving Loans outstanding immediately prior to the effectiveness of the February 15, 1996 Amendment exceeds (z) immediately after the February 15,
                                 -------
     1996 Amendment first becomes effective, the lower of (1) then extant Revolving Credit Commitment and (2) the amount of then extant Borrowing Base.

                        (ii) As evidence of the Indebtedness of MDT to each Bank resulting from the Term Loan made by such Bank under Section 2.2, MDT on or
                                                          -----------
     before August 1, 1995 and concurrently with the cancellation by each Bank and return to the Companies of the applicable then existing Term Loan Note, shall execute and deliver for the account of each Bank a replacement Term Loan Note, dated as of August 1, 1995, setting forth such Bank's Term Facility Commitment as the maximum principal amount thereof; provided,
                                                                  ---------
     however, that MDT shall pay each Bank the installment due August 1, 1995
     -------
     under the applicable Term Loan Note in effect immediately prior to executing and delivering to that Bank the replacement Term Loan Note in the form of Exhibit T-1A or Exhibit T-1B, as the case may be.
             ------------    ------------

               m. Item (i) of Section 3.1(a) of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                        (i) in respect of each Base Rate Portion thereof, at a fluctuating rate per annum equal at all times to the Base Rate plus one-
                                                                    ----
     half of one percent (1/2%); and

                 n.   Section 3.1(b) of the Credit Agreement hereby is deleted
                      --------------
in its entirety and the following hereby is substituted in lieu thereof:

                 (b)   Interest Rate-Term Loans.  MDT shall pay interest on the
                       ------------------------
     unpaid principal balance of each Term Loan from the date of such Term Loan until the maturity thereof, at a fluctuating rate per annum equal at all times to the Base Rate plus three-quarters of one percent (3/4%). It is
                            ----
     expressly understood and agreed that MDT shall not have the option to convert all or any portion of the Term Loans to Loans that bear interest at a rate determined by reference to the LIBOR Rate.

                 o.   Item (ii) of Section 4.3(b) of the Credit Agreement
                                  --------------
hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

     (ii) If any of the Companies or any of their subsidiaries sells or otherwise disposes of any property or asset, then MDT shall pay to the Agent as a prepayment in whole or ratably in part of the outstanding amount of the Term Loans, an amount equal to all net cash proceeds in excess of Fifty Thousand Dollars ($50,000) in the aggregate received by the Companies or such subsidiaries from all such sales or dispositions that occur during any twelve (12) month period (to the extent of the amount of the Term Loans then outstanding).

                 p. The following new sections hereby are added to the Credit Agreement in numerical/alphabetical order:


                 SECTION 6.6    Blocked Accounts.
                                ----------------

           Within thirty (30) days following the Second Amendment Date, the Agent, the Companies, and one or more Blocked Account Banks shall enter into one or more Blocked Account Agreements pursuant to which all Collections of the Companies will, at such time or times as the Agent in its sole discretion elects, be forwarded to the Agent (or a depositary selected thereby) on a daily basis. Prior to the date of any such election, the Collections automatically will be transferred from the Blocked Account to an operating account of the Companies at the applicable Blocked Account Bank. The Companies shall instruct all Account Debtors to remit all Collections to the Blocked Accounts. The Companies agree, at all times, to cause their Collections to be consolidated and deposited into the Blocked Accounts on each banking day and shall not fail to so cause their Collections to be consolidated and deposited into the Blocked Accounts without the prior written consent of the Agent. Upon the request of the Agent, the Companies will provide to the Agent written reports, with such frequency and for such periods as the Agent may determine and in form and substance satisfactory to the Agent, specifying the amount of Collections received in each Blocked Account for the relevant period. The Companies agree to hold in trust for the Agent, as the Agent's trustee, any Collections received contrary to the procedures summarized in this Section 6.6 or established in the Blocked
                                   -----------
     Account Agreements and immediate deposit such Collections into a Blocked Account. No Blocked Account Agreement or arrangement contemplated thereby shall be modified by the Companies without the prior written consent of the Agent.

                                       *
                                       *
                                       *

               SECTION 8.12  Title to Collateral.  The Companies have good and
                             -------------------
     marketable title to the Collateral consisting of personal property.

               SECTION 8.13  Eligible Accounts.  The Eligible Accounts are, at
                             -----------------
     the time of the creation thereof and as of each date on which the Companies include them in a Borrowing Base calculation or certification, bona fide existing obligations created by the sale and delivery of Inventory or the rendition of services to Account Debtors in the ordinary course of the Companies' business, unconditionally owed to the Companies without defenses, disputes, offsets, counterclaims, or rights of return or cancellation (other than pursuant to the Companies' warranty policy in the ordinary course of business). The property giving rise to such Eligible Accounts has been delivered to the Account Debtor, or to the Account Debtor's agent for immediate shipment to and unconditional acceptance by the Account Debtor. At the time of the creation of an Eligible Account and as of each date on which the Companies include an Eligible Account in a Borrowing Base calculation or certification, the Companies have not received notice of actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any applicable Account Debtor regarding such Eligible Account.

               SECTION 8.14  Eligible Inventory.  All Eligible Inventory is now
                             ------------------
     and at all times hereafter shall be of good and merchantable quality, free from material defects.

               SECTION 8.15  Inventory Records.  The Companies now keep, and
                             -----------------
     hereafter at all times shall keep, correct and accurate records itemizing and describing the kind, type, quality, and quantity of the Inventory, and the Companies' cost therefor.

               SECTION 8.16  Solvency.  Each Company is Solvent. No transfer of
                             --------
     property is being made by any Company and no obligation is being incurred by any Company in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Company.


                                       *
                                       *
                                       *

               SECTION 9.11  Accounting System.  Maintain a standard and modern
                             -----------------
     system of accounting in accordance with GAAP with ledger and account cards or computer tapes, disks, printouts, and records pertaining to the Collateral which contain information as from time to time may be requested by the Agent. The Companies also shall keep a modern inventory reporting system that shows all additions, sales, claims, returns, and allowances with respect to their Inventory.

               SECTION 9.12  Collateral Reporting.  Provide the Agent with the
                             --------------------
     following documents at the following times in form satisfactory to the
     Agent: (a) on a monthly basis and, in any event, by no later than the fifteenth (15th) day of each month during the term of this Agreement, (i) a detailed calculation of the Borrowing Base, (ii) a detailed aging, by total, of the Accounts, together with a reconciliation to the detailed calculation of the Borrowing Base previously provided to the Agent, (iii) a summary aging, by vendor, of each Company's accounts payable, and (iv) Inventory reports specifying the Companies' cost and, if requested by the Agent, the wholesale market value of their Inventory by category, with, if requested by the Agent, additional detail showing additions to and deletions from the Inventory; (b) upon request, copies of invoices in connection with the Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with the Accounts and for Inventory and equipment acquired by the Companies, purchase orders and invoices; and (c) such other reports as to the Collateral or the financial condition of the Companies as the Agent may request from time to time.

                SECTION 9.13  Returns.  Returns and allowances, if any, as
                              -------
     between any Company and its Account Debtors shall be on the same basis and in accordance with the usual customary practices of the Companies, as they exist at the time of the execution and delivery of this Agreement. If, at a time when no Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to the Companies, the Companies promptly shall determine the reason for such return and, if the Companies accept such return, issue a credit memorandum in the appropriate amount to such Account Debtor. If, at a time when an Event of Default has occurred and is continuing, any Account Debtor returns any Inventory to the Companies, the Companies promptly shall determine the reason for such return and, if the Agent consents (which consent shall not be unreasonably withheld), issue a credit memorandum (with, if requested by the Agent, a copy to be sent to the Agent) in the appropriate amount to such Account Debtor.

               SECTION 9.14  Location of Inventory and Equipment.  Keep the
                             -----------------------------------
     Inventory and equipment of the Companies only at the locations identified on Schedule 9.14; provided, however, that the Companies may amend Schedule
        -------------  --------  -------                               --------
     9.14 so long as such amendment occurs by written notice to the Agent not
     ----
     less than thirty (30) days prior to the date on which the Inventory or equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the Companies provide any financing statements or fixture filings necessary to perfect and continue perfected the Agent's security interests in such assets and also provide to the Agent a Collateral Access Agreement.

                                       *
                                       *
                                       *

               SECTION 10.9  Transactions with Affiliates.  Directly or
                             ----------------------------
     indirectly enter into or permit to exist any material transaction with any affiliate of any Company (other than another Company) except for transactions that are in the ordinary course of such Company's business, upon fair and reasonable terms, that are fully disclosed to the Agent, and that are no less favorable to such Company than would be obtained in an arm's length transaction with a non-affiliate.

                                       *
                                       *
                                       *

               SECTION 11.3  Additional Rights and Remedies. Upon the occurrence
                             ------------------------------
     and during the continuance of an Event of Default, the Agent may, subject to Section 11.2 and without notice or demand, do any one or more of the
        ------------
     following (all of which are authorized by the Companies), without limiting the availability of any other rights and remedies under the Loan Documents or applicable law (whether by suit in equity, by action at law, or both):

               (a) Hold, as cash collateral, any and all balances and deposits of the Companies held by the Agent or the Banks, and any amounts received in the Blocked Accounts, to secure the full and final repayment of all of the Indebtedness; and

               (b) Without notice to or demand upon any Company or any guarantor, make such payments and do such acts as the Agent considers necessary or reasonable to protect its Liens on the Collateral. The Companies agree to assemble the Collateral consisting of personal property ("Personal Property Collateral") if the Agent so requires, and to make the Personal Property Collateral available to the Agent as the Agent may designate. The Companies authorize the Agent to enter the premises where the Personal Property Collateral is located, to take and maintain possession of the Personal Property Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien that in the Agent's determination appears to conflict with its Lien and to pay all expenses incurred in connection therewith. With respect to any of the Companies' owned premises, the Companies hereby grant the Agent a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of the Agent's rights or remedies provided in the Loan Documents, at law, in equity, or otherwise.


                q.   Section 7.2(b) of the Credit Agreement hereby is deleted in
                     --------------
its entirety and the following hereby is substituted in lieu thereof:

               (b)   Documentation.  The Agent shall have received (i) all
                     -------------
     additional documents which may be reasonably required in connection with such Borrowing or Letter of Credit, including the Notice of Borrowing with respect to each Borrowing, (ii) a certificate of the chief financial officer of MDT that the Companies are in compliance with the conditions set forth in Section 7.2(a) as of the date of such Borrowing, and (iii) the
              --------------
     most recent

     Borrowing Base calculation required to be delivered in accordance with
     Section 9.12(a).
     ---------------

               r.   Subsection (a) of Section 9.9 of the Credit Agreement hereby
                                      -----------
is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (a) Tangible Net Worth not at any time after the Second Amendment Date less than Thirty Eight Million Dollars ($38,000,000), net of the Sumitomo aspirator inventory write-down in an amount not to exceed $750,000.

               s.   Subsection (d) of Section 9.9 of the Credit Agreement hereby
                                      -----------
is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (d) Cash Flow Coverage Ratio not less than 0.30 to 1.00 on the final day of any fiscal quarter ending after the Second Amendment Date, calculated based upon the four (4) immediately preceding fiscal quarters, including the quarter then ended.

               t.   Subsection (f) of Section 9.9 of the Credit Agreement hereby
                                      -----------
is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (f) The Companies shall have a profit before taxes: (i) on a consolidated basis, of at least a negative Four Million Three Hundred Fifty Thousand Dollars (<$4,350,000>), net of the Sumitomo aspirator inventory write-down in an amount not to exceed $750,000, for the fiscal year ending March 31, 1996; and (ii) on a consolidated, year-to-date basis, of at least a negative Two Hundred Thousand Dollars (<$200,000>), as of the end of the fiscal quarter ending June 30, 1996.

               u.   Item (a) of Section 10.4 of the Credit Agreement hereby is
                                ------------
deleted in its entirety and the following hereby is substituted in lieu thereof:

     (a) [intentionally omitted];

               v.   Items (b), (c), and (g) of Section 10.8 of the Credit
                                               ------------
Agreement hereby are deleted in their entirety and the following, respectively, hereby are substituted in lieu thereof:

     (b) [intentionally omitted]; (c) purchase money Liens incurred in connection with any acquisition of equipment permitted under this Agreement so long as the amount of such Lien does not exceed the fair market value of the equipment acquired and so long as such Lien only secures the purchase price of such equipment;

                                       *
                                       *
                                       *

     (g) any other Liens not otherwise permitted under items (a) through (f) above in an aggregate amount not to exceed $1,000,000 at any time, on or with respect to the Companies' real or personal property other than Accounts or Inventory;

          w.    Item (c) of Section 11.1 of the Credit Agreement hereby is
                            ------------
deleted in its entirety and the following hereby is substituted in lieu thereof:

          (c) Any default by any Company in the performance of or compliance with any obligation, agreement or other provision contained herein (other than those referred to in subsections (a) and (b) of this Section 11.1)
                                                               ------------
     shall occur and continue without being cured or waived for a period of thirty (30) days from the first to occur of the date any of the Companies has knowledge thereof or receives notice from the Agent thereof; provided,
                                                                      --------
     however, that with respect to a material breach, as determined by the
     -------
     Majority Banks, of Section 9.4, the thirty (30) day cure period shall
                        -----------
     commence as of the date of such breach.

          x. Section 11.1 of the Credit Agreement hereby is amended by adding to the end thereof the following additional items (k) and (l):

          (k) If a notice of lien, levy, or assessment is filed of record with respect to any of the properties or assets of any Company by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any of the properties or assets of any Company and the same is not paid on the payment date thereof.

          (l) If the obligation of any Company, CESCO, or third Person under any guaranty, subordination agreement, or other Loan Document, in favor of the Agent for the benefit of the Banks is limited or terminated by operation of law or, without the consent of the Banks, by such Company, CESCO, or other third Person, as the case may be.

               y.  Clause (b) of the first sentence of Section 11.2 of the
                                                       ------------
Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

     (b) whether or not the actions referred to in clause (a) have been taken, proceed to enforce all other rights and remedies available to the Agent and the Banks under the Loan Documents (including, without limitation, Section
                                                                        -------
     11.3 of this Agreement) or applicable law (whether by suit in equity, by
     ----
     action at law, or both).

               z. The notice address for Wells Fargo Bank, National Association, in its respective capacities as the Agent and a Bank, is set forth below its name on the signature page of this Amendment.


          2.      Limited Waiver. The Companies have advised the Agent that (y)
                  --------------
as of October 31, 1995, the Companies have failed to maintain a Tangible Net Worth of at least $41,500,000 as required pursuant to Section 9.9(a) of the Credit Agreement; and (z) as of the end of the second quarter of the Companies' current fiscal year, the Companies did not have a profit before taxes on a consolidated, year-to-date basis of at least $1,000,000 as required pursuant to
Section 9.9(f) of the Credit Agreement (the failures described in clauses (y) and (z) above are hereinafter referred to as the "Non-Compliance Items"). Anything in the Credit Agreement to the contrary notwithstanding, the Agent and the Banks hereby agree that, effective at 12:01 a.m. on November 15, 1995, the Agent and the Banks hereby retroactively and forever waive the Non-Compliance Items. The waiver contained in this paragraph (the "Limited Waiver") is specific in time and in intent and, except as expressly set forth herein, shall not operate as a waiver or modification of any right, power or remedy of the Agent or the Banks, nor as a consent to any further or other matter, under the Loan Documents. Nothing herein constitutes a waiver of any other Event of Default, or any Default related or preliminary thereto, or any Event of Default based on facts or occurrences other than those on which the Non-Compliance Items are premised. The Limited Waiver does not preclude any exercise or further exercise of any other right, power or privilege under any Loan Document, including, without limitation, the taking of any action or remedy based upon any other Event of Default.

          3.   Conditions to Amendment.  The satisfaction of each of the
               -----------------------
following shall constitute conditions precedent (or, if indicated as such, as a condition concurrent or a condition subsequent) to the effectiveness of this
Amendment:

               a. Each Bank shall have received the following documents, duly executed, and each such document shall be in full force and effect:

                        (1)   a Revolving Note, in the form of Exhibit R-1A or
                                                               ------------
                              Exhibit R-1B, as the case may be;
                              ------------

                        (2) the Mortgages, the Subordination Agreements, the Patent Security Agreement, and the Trademark Security Agreement;

                        (3) the Pledge Agreement, together with all certificates representing shares of the Pledged Stock and undated stock powers with respect thereto endorsed in blank;

                        (4) within thirty (30) days following the Second Amendment Date, the Blocked Account Agreements;

                b. The Agent shall have received, for the ratable benefit of the Banks, the Second Amendment Fee;

                c. The Agent shall have received the Reaffirmation and Consent of Guarantor, attached hereto as Exhibit A-1, duly executed by each
                                         -----------
guarantor under the Guaranties and CESCO;

                d. The Mortgages shall have been recorded in all appropriate jurisdictions;

                e. The Agent shall have received, within sixty (60) days following the Second Amendment Date, a real property survey, in form and substance satisfactory to the Agent in its sole discretion, in respect of the Mortgaged Real Property located in Henrietta, New York;

                f. The Agent shall have received mortgagee title insurance policies (or marked commitments to issue the same) for the Mortgaged Real Property issued by a title insurance company satisfactory to the Agent (each a "Mortgage Policy" and, collectively, the "Mortgage Policies") in amounts satisfactory to, and containing such endorsements as may be required by, the Agent and assuring the Agent that the Mortgages on the Mortgaged Real Property are valid and enforceable first priority mortgage Liens thereon free and clear of all defects and subject only to those exceptions acceptable to the Agent, and the Mortgage Policies shall otherwise be in form and substance reasonably satisfactory to the Agent;

                g. Within ninety (90) days following the Second Amendment Date, the Agent shall have received appraisals of the Mortgaged Real Property, in each case satisfactory to the Agent;

                h.      Within ninety (90) days following the Second Amendment
Date: (i) a phase-I environmental report shall have been completed with respect to the Mortgaged Real Property, at the Companies' sole expense, and copies thereof delivered to the Agent; and (ii) the environmental consultants retained for such reports, the scope of the reports, and the results thereof shall be acceptable to the Agent in its sole discretion;

                i.      Within sixty (60) days following the Second Amendment
Date: (i) the Banks shall have received the report of an on-site consultant, at the Companies' sole expense, engaged to evaluate Diagnostic's operations, including without limitation a valuation of Diagnostic's business lines; and
(ii) the consultant retained for such report, the scope of the report, and the results thereof shall be acceptable to the Banks in their sole discretion;

                j. The Agent shall have received a certificate from the Secretary of each Company (i) attesting to the incumbency and signatures of authorized officers of that Company and to the resolutions of that Company's Board of Directors authorizing its (A) execution and delivery of this Amendment, the Reaffirmation and Consent of Guarantor attached hereto as Exhibit A-1, and
                                                              -----------
the other Loan Documents to which it is a party and contemplated in this Amendment, and (B) performance of this Amendment, the Agreement as amended by this Amendment, such reaffirmation and consent, and such other Loan Documents, and (ii) authorizing specific officers of the Companies to execute and deliver the same;

                k. The Agent shall have received a certificate from the Secretary of CESCO attesting to the incumbency and signatures of authorized officials of CESCO and to the resolutions of CESCO's Board of Directors authorizing its execution and delivery of the Reaffirmation and Consent of Guarantor attached hereto as Exhibit A-1, the other Loan Documents to which it
                             -----------
is a party and contemplated in this Amendment, and the performance thereof, and authorizing specific officers of CESCO to execute and deliver the same;

                l. The representations and warranties in this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                m. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                n. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Companies, the Banks, the Agent, or any of their respective Affiliates; and

                o. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Agent and its counsel.

          4.    Representations and Warranties.  Each of the Companies hereby
                ------------------------------
represents and warrants to the Banks and the Agent that: (a) the execution, delivery, and performance of this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents required by this Amendment to be executed and delivered by it (collectively, the "Relevant Loan Documents") are within its corporate powers, have been duly authorized by all necessary corporate action, and, except for such instances that could not reasonably be expected to have a Material Adverse Effect, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) the Relevant Loan Documents constitute its legal, valid, and binding obligations, enforceable against it in accordance with their respective terms, except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; or (ii) the limitation of certain remedies by certain equitable principles of general applicability; (c) Schedule A attached to the Patent Security Agreement contains a true, correct, and complete list of all of the existing Patents (as defined in the Patent Security Agreement) of the Companies; (d) Schedule A attached to the Trademark Security Agreement contains a true, correct, and complete list of all of the existing Trademarks (as defined in the Trademark Security Agreement) of the Companies; and (e) Schedule R-1
                                                               ------------
attached hereto contains true, correct, and complete legal descriptions of the real property of MDT located in Henrietta, New York and Rancho Dominguez, California.

          5.    Effect on Loan Documents.  The Credit Agreement, as amended
                ------------------------
hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver or as an amendment of any right, power, or remedy of the Agent or the Banks, nor as a consent to any further or other matter, under the Loan Documents.

          6.    Miscellaneous.
                -------------

                a. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

                b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

                c. Upon the effectiveness of this Amendment, each reference in the Credit Agreement or the other Loan Documents to any of Schedule 9.14,
                                                              -------------
Schedule E-1, Schedule R-1, Exhibit P-1, Exhibit P-2, Exhibit R-1A,
- - ------------  ------------  -----------  -----------  ------------
Exhibit R-1B, or Exhibit T-2 attached to the Credit Agreement shall mean and
- - ------------     -----------
refer to  Schedule 9.14, Schedule E-1, Schedule R-1, Exhibit P-1, Exhibit P-2,
          -------------  ------------  ------------  -----------  -----------
Exhibit R- 1A, Exhibit R-1B, or Exhibit T-2, as the case may be, attached to
- - -------------  ------------  --------------
this Amendment.

                d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

                e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

          7.    Certain Waivers.  As used in this Section 7, the term "Bank
                ---------------
Group" shall mean, individually and collectively, the Agent and the Banks. To the extent that any Company is a guarantor or accommodation party on behalf of any one or more other Companies (it being understood and intended by the parties that the Companies are joint and several obligors), the provisions of this
Section 7 shall apply:

                a. To the maximum extent permitted by law, each Company hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Documents, or the creation or existence of any obligations thereunder (the "Obligations"); (iii) notice of the amount of the Obligations, subject, however, to such Company's right to make inquiry of the Agent or a Bank to ascertain the amount of the Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Company or of any other fact that might increase such Company's risk hereunder; and (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents.

                b. To the fullest extent permitted by applicable law, each Company waives the right by statute or otherwise to require the Bank Group to institute suit against any other Company or to exhaust any rights and remedies which the Bank Group has or may have against such other Company. Each Company further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of the other Companies or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of the other Companies in respect thereof.

                c. To the maximum extent permitted by law, each Company hereby waives: (i) any rights to assert against the Bank Group any defense (legal or equitable), set-off, counterclaim, or claim which such Company may now or at any time hereafter have against the other Companies or any other party liable to the Bank Group on account of or with respect to the Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by the Bank Group including, to the extent applicable, the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Company's liability hereunder or the enforcement thereof.

                d. To the maximum extent permitted by law, each Company hereby waives and postpones until indefeasible payment in full of the Obligations any right of subrogation such Company has or may have as against the other Companies with respect to the Obligations. In addition, each Company hereby waives and postpones until indefeasible payment in full of the Obligations any right to proceed against the other Companies, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. Each Company also hereby waives and postpones until indefeasible payment in full of the Obligations any right to proceed or to seek recourse against or with respect to any property or asset of the other Companies. Each Company hereby agrees that, in light of the waiver and postponements of rights contained in this Section, such Company shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of the other Companies, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

                e. If any of the Obligations at any time are secured by a mortgage or deed of trust upon real property, the Bank Group may elect, in its sole discretion, upon a default with respect to the Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement or any other Loan Document, without diminishing or affecting the liability of any Company hereunder. Each Company understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by the Bank Group nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Company against the other Companies or guarantors or sureties, and (b) absent the waiver and postponement of rights given by each Company herein, such an election might estop the Bank Group from enforcing this Agreement or the other Loan Documents against such Company. Understanding the foregoing, and understanding that each Company is hereby relinquishing a defense to the enforceability of this Agreement and the other Loan Documents, each Company hereby waives any right to assert against the Bank Group any defense to the enforcement of this Agreement and the other Loan Documents, whether denominated "estoppel" or otherwise, based on or arising from an election by the Bank Group nonjudicially to foreclose any such mortgage or deed of trust. Each Company understands that the effect of the foregoing waiver may be that such Company may have liability hereunder for amounts with respect to which such Company may be left without rights of subrogation, reimbursement, contribution, or indemnity against the other Companies or guarantors or sureties. Each Company also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Company's liability under this Agreement or the other Loan Documents.

                f. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH COMPANY HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE (S)(S) 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838, 2839, 2845, 2848, 2849, AND
2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

                g. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, EACH COMPANY HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE BANK GROUP, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR AN OBLIGATION, HAS DESTROYED SUCH COMPANY'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


MDT CORPORATION                         MDT DIAGNOSTIC COMPANY


By: /s/ Thomas Hein                     By: /s/ Thomas Hein
    -----------------------------           ------------------------

Title: V. P., Finance & Treasurer       Title: Treasurer
       --------------------------             ---------------------


MDT BIOLOGIC COMPANY                    MDT CANADA LIMITED


By: /s/ Thomas Hein                     By: /s/ Thomas Hein
    -------------------------               ------------------------

Title:  Treasurer                       Title:  Treasurer
       ----------------------                  ---------------------



                                        MDT TECHNIONIC COMPANY



                                        By: /s/ Thomas Hein
                                            ------------------------
                                        Title:  Treasurer
                                              ---------------------

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as the Agent and a Bank



                                            By:  /s/ Paul Dobel
                                                --------------------------
                                                  P. Steve Dobel
                                                  Senior Vice President


                                           Address:

                                           WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION
                                           111 Sutter Street
                                           17th Floor
                                           (MAC # 0188-176)
                                           San Francisco, California 94104
                                           Attn:  P. Steve Dobel
                                           Telecopier:  (415) 398-7572

                                           CHEMICAL BANK



                                           By:    /s/ Virginia Allen
                                               ---------------------------

                                           Title:  Vice President
                                                  ------------------------

                                           Address:

                                           CHEMICAL BANK
                                           300 Linden Oaks
                                           2nd Floor
                                           Rochester, New York 14625
                                           Attn:  Virginia Allen
                                           Telecopier:  (716) 586-6305

                                  Exhibit  A-1
                                  ------------


                     Reaffirmation and Consent of Guarantor


          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment to Credit Agreement, dated as of February 15, 1996 (the "Amendment").

          Each of the undersigned hereby agrees that each reference in the Loan Documents to the "Credit Agreement," "thereunder," "therein," "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by the Amendment.

          Each of the undersigned hereby (a) represents and warrants to the Agent and the Banks that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantor and the other Loan Documents required by the Amendment to be executed and delivered by it are within its corporate powers, have been duly authorized by all necessary corporate action, and, except for such instances that could not reasonably be expected to have a Material Adverse Effect, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Credit Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agent and the Banks under its guaranty and any other Loan Documents to which it is a party; and (d) agrees that its guaranty and any such other Loan Documents are and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agent and the Banks have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Each of the undersigned also hereby agrees to execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to the Agent, and take all actions as the Agent may reasonably request from time to time, to fully consummate the transactions contemplated under the Amendment and the Credit Agreement, as amended by the Amendment.


                                            MDT CORPORATION

                                            By:  /s/ Thomas Hein
                                               ------------------------------

                                            Title: Vice President & Treasurer

                                                  ---------------------------

                                            MDT BIOLOGIC COMPANY

                                            By:  /s/ Thomas Hein
                                               ---------------------------
                                            Title:  Treasurer
                                                  ------------------------


                                            MDT DIAGNOSTIC COMPANY

                                            By:  /s/ Thomas Hein
                                               ---------------------------
                                            Title:  Treasurer
                                                  ------------------------


                                            MDT CANADA LIMITED

                                            By:  /s/ Thomas Hein
                                                ---------------------------
                                            Title:  Treasurer
                                                   ------------------------


                                            MDT TECHNIONIC COMPANY

                                            By:  /s/ Thomas Hein
                                                ---------------------------
                                            Title:  Treasurer
                                                   ------------------------


                                            CONSOLIDATED EQUIPMENT
                                            SUPPLY CORPORATION

                                            By:  /s/ Thomas Hein
                                                ---------------------------
                                            Title:  Treasurer
                                                   ------------------------

                                 SCHEDULE R-1
                                 ------------


Attached are the legal descriptions of:

1.   the Rancho Dominguez, California real property; and

2.   the Henrietta, New York real property.

                               LEGAL DESCRIPTION


THE LAND REFERRED TO HEREIN IS SITUATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 7 AND THE EASTERLY 65.00 FEET OF PARCEL 4, AS SHOWN ON PARCEL MAP NO. 16827, FILED IN BOOK 204 PAGES 25 AND 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED.

ALSO EXCEPT ALL 100 PERCENT OF THE OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES WHICH LIE BELOW A PLANE PARALLEL TO AND 500 FEET BELOW THE NATURAL SURFACE OF SAID LAND WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND TO EXPLORE FOR, DEVELOP OR REMOVE SAID SUBSTANCES, BUT WITH FULL RIGHT TO EXPLORE FOR, DEVELOP AND REMOVE THE SAME BY MEANS OF WELLS OR EQUIPMENT, HAVING SURFACE LOCATIONS OUTSIDE THE OUTER BOUNDARIES OF SAID REAL PROPERTY, IN AND UNDER OR RECOVERABLE FROM SAID REAL PROPERTY, AS EXCEPTED IN THE DEED FROM DEL AMO ESTATE COMPANY, A CORPORATION, RECORDED NOVEMBER 8, 1963, IN BOOK D2250 PAGE 74, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED INCLUDING WITHOUT LIMITING THE GENERALITY OF THE OIL, GAS, AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHODS, SUITABLE TO DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, ITS SUCCESSOR AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LAND OR ANY PORTION OF THE SUBSURFACE WITHIN 500 FEET OF THE SURFACE, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LAND OR TO INTERFERE WITH THE USE THEREOF, AS EXCEPTED AND RESERVED BY DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 12, 1967 IN BOOK D3856 PAGE 664, OFFICIAL RECORDS, AS INSTRUMENT NO. 3065.

PARCEL B:

PARCEL 8, IN THE CITY OF LOS ANGELES, AS SHOWN ON PARCEL MAP NO. 16827, FILED IN BOOK 204 PAGES 25 AND 26 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED.

ALSO EXCEPT ALL 100 PERCENT OF THE OIL, GAS, PETROLEUM AND OTHER HYDROCARBON SUBSTANCES WHICH LIE BELOW A PLANE PARALLEL TO AND 500 FEET BELOW THE NATURAL SURFACE OF SAID LAND WITHOUT, HOWEVER, ANY RIGHT TO ENTER UPON THE SURFACE OF SAID LAND TO EXPLORE FOR, DEVELOP OR REMOVE SAID SUBSTANCES, BUT WITH FULL RIGHT TO EXPLORE FOR, DEVELOP AND REMOVE THE SAME BY MEANS OF WELLS OR EQUIPMENT, HAVING SURFACE LOCATIONS OUTSIDE THE OUTER BOUNDARIES OF SAID REAL PROPERTY, IN AND UNDER OR RECOVERABLE FROM SAID REAL PROPERTY, AS EXCEPTED IN THE DEED FROM DEL AMO ESTATE COMPANY, A CORPORATION, RECORDED NOVEMBER 8, 1963 AS INSTRUMENT NO. 5445 IN BOOK D-2250 PAGE 754, OFFICIAL RECORDS.

ALSO EXCEPT FROM THAT PORTION OF SAID LAND THEREIN DESCRIBED ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER

DISCOVERED INCLUDING WITHOUT LIMITING THE GENERALITY OF THE OIL, GAS AND RIGHTS THERETO, TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF SAID MINERALS BY ANY MEANS OR METHODS, SUITABLE TO DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF SAID LAND OR ANY PORTION OF THE SUBSURFACE WITHIN 500 FEET OF THE SURFACE, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LAND OR TO INTERFERE WITH THE USE THEREOF, AS EXCEPTED AND RESERVED BY DOMINGUEZ ESTATE COMPANY, A CALIFORNIA CORPORATION, IN DEED RECORDED DECEMBER 12, 1967 IN BOOK D-3856 PAGE 564, OFFICIAL RECORDS AS INSTRUMENT NO. 3065.

                                                 Title No.:  905-M-28,879
                                                 N/A  #69392                5


                                  SCHEDULE A


ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Henrietta, Monroe County, New York, being parts of Lots five and six in the Third Range of Lots, Township twelve, Range seven, bounded and described as follows:

BEGINNING at a point in the centerline of East Henrietta Road distant southerly three hundred ten and 20/100 feet from the intersection of the center line of East Henrietta Road with the center line of Jefferson Road; thence

1. Northwesterly and forming an interior angle with the center line of East Henrietta Road of one hundred forty-two degrees and fifty-two minutes thirty seconds a distance of two hundred twenty-one and 34/100 feet to a point; thence,

2. Westerly and forming an interior angle with the last course of one hundred twenty-seven degrees thirty-one minutes thirty seconds a distance of six hundred fifty-four and 65/100 feet to a point; thence

3. Continuing westerly and deflecting to the right fourteen degrees fifty-one minutes thirty seconds a distance of four hundred forty-six and 60/100 feet to a point; thence,

4. Southwesterly and forming an interior angle with the last course of one hundred twelve degrees, thirty-seven minutes thirty seconds a distance of one thousand one hundred feet to a point; thence,

5. Easterly and forming an interior angle with the last course of seventy degrees twenty-two minutes a distance of one thousand four hundred ninety-seven and 6/100 feet to a point; thence,


                             SCHEDULE A CONTINUED

                                                 Title No.:  905-M-28,879
                                                 N/A  #69392                6


                             SCHEDULE A CONTINUED


6. Northeasterly and forming an interior angle with the last course of one hundred nine degrees thirty-three minutes forty-five seconds a distance of four hundred forty-five feet to a point; thence

7. Easterly deflecting to the right fifty-one degrees thirty-five minutes thirty-five seconds a distance of one hundred ninety-nine and 98/100 feet to a point in the center line of East Henrietta Road; thence,

8. Northerly along the center line of East Henrietta Road and forming an interior angle with the last course of ninety degrees thirty-five minutes forty seconds a distance of six hundred eighty-four and 80/100 feet to the place of beginning.

EXCEPTING:

i. All that certain property appropriated by the State of New York on November 20, 1969, shown and described on Map No. 13R-2, Parcel Nos. 22, 23, and 55, filed in the Office of the State Department of Transportation and in the Office of the County Clerk for Monroe County; and

ii. All that certain property appropriated by the State of New York on April 18, 1978, shown and described on Map No. 719, Parcel Nos. 753 and 754, filed in the Office of the Department of Transportation and in the Office of the County Clerk for Monroe County; and

     Such Parcels being described as follows:


                             SCHEDULE A CONTINUED

                                                 Title No.:  905-M-28,879
                                                 N/A  #69392                7


                             SCHEDULE A CONTINUED

PARCEL NO.22
- - ------------

BEGINNING at a point in the existing division line between the property of The People of the State of New York, on the east and the property of Sybron Corporation (reputed owner) on the west, at its intersection with the division line between the property of James D. Andrews, Ruth Jane Andrews, Mary Ruth Andrews Sweeting and John Bruce Andrews (reputed owners) on the south and property of Sybron Corporation (reputed owner) on the north, said intersection being southeasterly 185.03 feet measured at right angles from station 267+85.96 of the hereinafter described survey base line for Construction of Genesee Expressway (East Henrietta - Rochester, State Highway 494 to Thruway); thence N 88/o/ 16' 45" W 452.78 feet to a point; said point being the northwesterly 100.00 feet measured at right angles from base line station 271+37.76; thence N 58/o/ 11' 15" E, 565.34 feet to a point, said point being northwesterly 46.00 feet measured at right angles from base line station 265+'5.00; thence N 51/o/ 33' 46" E 167.60 feet to a point in the division line between the property of Southern Oil Company of New York, Inc. (reputed owner) on the east, and the property of Sybron Corporation (reputed owner) on the west, said point being northwesterly 4934 feet measured at right angles from base line station 264+07.44; thence S 20/o/ 56' 31" W, 445.20 feet along the last mentioned division line and the above mentioned division line between the property of The People of the State of New York, on the east and the property of James D. Andrews, Ruth Jane Andrews, Mary Ruth Andrews Sweeting and
John Bruce Andrews (reputed owners) on the west, to the point of beginning.


                             SCHEDULE A CONTINUED

                                                 Title No.:  905-M-28,879
                                                 N/A  #69392                8


                             SCHEDULE A CONTINUED

PARCEL NO. 23
- - -------------

BEGINNING at a point in the existing westerly highway boundary line of East Henrietta-Rochester State Highway 494 at its intersection with the division line between the property of Southern Oil Company of New York, Inc. (reputed owner) on the south and the property of Sybron Corporation (reputed owner) on the north, said intersection being southeasterly 34.11 feet measured at right angles from station 262+54.89 of the hereinafter described survey base line for the Construction of Genesee Expressway
(East Henrietta-Rochester State Highway 494 to Thruway); thence S 72/o/
32' 17" W, 166.71 feet along the above mentioned division line to a point, said point being northwesterly 49.34 feet measured at right angles from base line station 264+07.44; thence N 28/o/ 33' 09" E, 205.60 feet to a point, said point being northwesterly 97.30 feet measured at right angles from base line station 261+95.96; thence N 16/o/ 57' 58" W, 234.82 feet to a point, said point being northwesterly 296.12 feet measured at right angles from base line station 261+71.02; thence N 73/o/ 02' 02" E 20.00 feet to a point in the above mentioned highway boundary line, said point being northwesterly
285.47 feet measured at right angles from base line station 260+54.28; thence S 16/o/ 57' 58" E, 377.44 feet along said highway boundary line to the point of beginning.

PARCEL NO. 55
- - -------------

BEGINNING at a point in the existing westerly highway boundary line of East Henrietta-Rochester State Highway 494, said point being northwesterly 592.56 feet measured at right angles from station 258+61.10 of the hereinafter described survey base line for the Construction of Genesee Expressway (East Henrietta-Rochester State Highway 494 to Thruway);

                             SCHEDULE A CONTINUED

                                                 Title No.:  905-M-28,879
                                                 N/A  #69392                9


                             SCHEDULE A CONTINUED


thence S 16/o/ 57' 58" E 362.69 feet along the above mentioned highway boundary line to a point, said point being northwesterly 285.47 feet measured at right angles from base line station 260+54.28; thence S 73/o/ 02' 02" W 20.00 feet to a point; said point being northwesterly 296.12 feet measured at right angles from base line station 260+71.02; thence N 16/o/ 57' 58" W 388.97 feet to a point in the above mentioned highway boundary line, said point being northwesterly 625.46 feet measured at right angles from base line station 258+64.08; thence S 54/o/ 17' 12" E, 33.04 feet continuing along said highway boundary line to the point of beginning.

The above mentioned base lines for Parcels 22, 23 and 55 is a portion of the survey base line for the Construction of Genesee Expressway (East
Henrietta-Rochester State Highway No. 494 to Thruway) as shown on a map and plan on file in the office of the State Department of Transportation and described as follows:

BEGINNING at B-8 P.I. Station 251+67.28; thence S 40/o/ 53' 22" W, 1,214.35 feet to B-11 Station P.I. 263+82.63; thence S 52/o/ 42' 23" W, 827.05 feet to B-13
Station P.I. 72+09.68.

PARCEL NO. 753
- - --------------

BEGINNING at a point in the existing westerly highway boundary line of East Henrietta-Rochester State Highway 494, said point being northwesterly 296.12 feet measured at right angles from station 260+71.08 of the hereinafter described survey base line for the Construction of Interstate Route 509 (390) Genesee Expressway, Section 13 (East Henrietta-Rochester S.H. 494 to Thruway); thence S 16/o/ 57' 58" E 234.82 feet along said highway boundary line to its intersection with the existing northwesterly highway boundary line of Interstate Route 509 (390) Genesee Expressway, Section 13


                             SCHEDULE A CONTINUED

                                                        TITLE NO.:  905-M-28,879
                                                                  N/A #69392  10

                             SCHEDULE A CONTINUED


(East Henrietta-Rochester S.H. 494 to Thruway) said intersection being northwesterly 97.30 feet measured at right angles from baseline station 261+95.96; thence S 28/o/ 33' 09" W 39.02 feet along the last mentioned highway boundary line to a point, said point being northwesterly 88.96 feet measured at right angles from base line station 262+34.08; thence through the property of Sybron Corporation (reputed owner) the following three (3) courses and distances:

1.   N 01/o/ 01' 21" W 65.01 feet to a point, said point being northwesterly
     132.40 feet measured at right angles from base line station 261+85.77;
     thence

2.   N 16/o/ 57' 58" W 199.64 feet to a point, said point being northwesterly
     301.44 feet measured at right angles from base line station 260+9.55;
     thence

3.   N 73/o/ 02' 02" E 10.0 feet to the point of beginning.

PARCEL NO. 754
- - --------------

BEGINNING at a point in the existing highway boundary line of East Henrietta-Rochester State Highway 494, said point being northwesterly 296.12 feet measured at right angles from station 260+71.08 of the hereinafter described survey base line for the Construction of Interstate Route 509 (390) Genesee Expressway, Section 13 (East Henrietta-Rochester S.H. 494 to Thruway); thence through the property of Sybron Corporation (reputed owner) to the following (3) courses and distances.

1.   S 73/o/ 02' 02" W, 10.0 feet to a point, said point being northwesterly
     301.44 feet measured at right angles from baseline station 260+9.55;
     thence

                             SCHEDULE A CONTINUED

                                                        Title No.:  905-M-28,879
                                                                  N/A #69392  11


                             SCHEDULE A CONTINUED


2.   N 16/o/ 57' 58" W, 198.03 feet to a point, said point being northwesterly
     469.11 feet measured at right angles from baseline station 269+74.19;
     thence

3. N 73/o/ 02' 02" E, 10.0 feet to a point in the above mentioned highway boundary line, said point being northwesterly 463.79 feet measured at right angles from baseline Station 259+65.72; thence S 16/o/ 57' 58" E 198.03 feet along said highway boundary line to the point of beginning.

The above mentioned base line for Parcels 753 and 754 is a portion of the survey base line for the construction of Interstate Route 509 (390) Genesee Expressway,
Section 13, (East Henrietta-Rochester S.H. 494 to Thruway) as shown on a map and plan on file in the Office of the State Department of Transportation and described as follows:

BEGINNING at B-8, Station P.I. 251+67.28; thence S 40/o/ 53' 22" W to B-11, Station P.I. 263+82.63.




                The policy to be issued under this report will insure title to such buildings and improvements erected on the premises which by law constitute real property.

FOR
CONVEYANCE
ONLY
                TOGETHER with all the right, title and interest of the party of the first part, of, in and to the land lying in the street in front of adjoining said premises.